Exhibit 10.12

Private and Confidential

Amendment and Restatement Agreement

relating to

CONFIRMATION MEMORANDUM – SHI HN 1946

Between

Gas-three Ltd.

(as Owners)

and

Methane Services Limited

(as Charterers)

17 June 2013

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

THIS Agreement is dated 17 June 2013 and made between:

(1)	GAS-three Ltd. (referred to as the “Owners”); and

(2)	Methane Services Limited (referred to as the “Charterers”) and together with the Owners the “Parties”).

IT IS AGREED as follows:

Reference is made to the Master Time Charter party and the confirmation memorandum (the “Confirmation Memorandum”) between the Owners and the Charterers dated 9 May 2011.

Capitalised terms not otherwise defined herein shall have the meaning ascribed to such terms in the Master Time Charter party.

1	Amendment and Restatement

1.1	With effect from the date hereof, Clause 6, paragraph 4 of the Confirmation Memorandum shall be amended to read as follows:

“The ***** for the Vessel shall be United States Dollars ***** per day and shall be *****; each anniversary year shall begin on 1 January 2011.”

2	Continuity and Further Assurance

2.1	Continuing Obligations

The provisions of the Master Time Charter party and the Confirmation Memorandum shall, save as amended by this Agreement, continue in full force and effect.

The Parties agree that the terms of this Agreement shall be covered by the terms of the Master Time Charter party and the Confirmation Memorandum and based hereon, all clauses of the Master Time Charter party shall apply to this Agreement (mutatis mutandis) as if set out herein.

In the event of a conflict between this Agreement and the Master Time Charter Party and/or the Confirmation Memorandum, this Agreement shall prevail.

3	Miscellaneous

3.1	Applicable Law

The provisions of Clause 47 (Law and Litigation) of the Master Time Charter Party shall apply mutatis mutandis to this Agreement.

3.2	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

3.3	Successors and Assigns

This Agreement shall be binding upon the parties and their successors and assignees.

SIGNATORY

Agreed and signed by the Owners	Agreed and signed by the Charterers

Name:	Name:
Title:	Title:
Company: GAS-three Ltd.	Company: Methane Services Limited
Date:	Date: